SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number — (360) 734-9900

Date of fiscal year end: May 31, 2013
Date of reporting period: May 31, 2013

1. Report to Shareowners

Amana Mutual Funds Trust

Annual Report

May 31, 2013

Income Fund

Growth Fund

Developing World Fund

AMANX

AMAGX

AMDWX

Performance Summary (as of June 30, 2013) (unaudited)

Average Annual Returns (before any taxes paid by shareowners)	10 Year	5 Year	3 Year	1 Year	Expense Ratio¹
Amana Income Fund	11.40%	6.76%	15.06%	19.64%	1.20%
Amana Growth Fund	10.89%	5.58%	12.25%	9.18%	1.13%
Amana Developing World Fund	n/a	n/a	1.26%	3.64%	1.63%

Morningstar™ Ratings²	Overall	10 Year	5 Year	3 Year	1 Year
Amana Income Fund — "Large Blend" category
Morningstar Rating™	* * * * *	* * * * *	* * * * *	* * *	n/a
% Rank in category	n/a	1	30	75	64
Funds in category	1,381	774	1,254	1,381	1,565

Amana Growth Fund — "Large Growth" category
Morningstar Rating™	* * * *	* * * * *	* * * *	* *	n/a
% Rank in category	n/a	2	50	96	97
Funds in category	1,488	863	1,308	1,488	1,698

Amana Developing World Fund — "Diversified Emerging Markets" category
Morningstar Rating™	* * *	n/a	n/a	* * *	n/a
% Rank in category	n/a	n/a	n/a	78	46
Funds in category	366	n/a	n/a	366	578

Lipper Quintile Rankings³	10 Year	5 Year	3 Year	1 Year
Amana Income Fund — "Equity Income" category
Quintile Rank	1st	3rd	5th	3rd
Absolute Rank / Funds in category	2/123	120/239	231/267	165/348

Amana Growth Fund — "Multi-Cap Growth" category
Quintile Rank	1st	3rd	5th	5th
Absolute Rank / Funds in category	16/250	193/383	418/439	483/508

Amana Developing World Fund — "Emerging Markets" category
Quintile Rank	n/a	n/a	4th	3rd
Absolute Rank / Funds in category	n/a	n/a	268/355	262/559

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 888/73-AMANA or visiting www.amanafunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may increase risk.

Please consider an investment's objective, risks, charges and expenses carefully before investing. To obtain a free prospectus or summary prospectus which contains this and other important information on the Amana Funds, please call toll-free 888/73-AMANA or visit www.amanafunds.com. Please read the prospectus or summary prospectus carefully before investing.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus which is dated September 14, 2012 and incorporates results for the fiscal year ended May 31, 2012. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, the performance in this table represents the most recent calendar quarter-end performance rather than performance through the Funds' most recent fiscal period.

² Source: Morningstar June 30, 2013. Morningstar, Inc. is an independent fund performance monitor. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3, 5, and 10 year (if applicable) Morningstar Rating metrics.

% Rank in Category: This is the fund's total return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

³ Source: Lipper Inc., A Thomson Reuters Company, June 30, 2013. Lipper Inc. is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are based on past performance with capital gains and dividends reinvested.

Fellow Shareowners:

Fueled by a recovering economy and stimulative fiscal and monetary policies, US equity markets appreciated nicely for Amana's fiscal year ended May 31, 2013. Total return for the S&P 500 Index was 27.28% and the Dow Jones Islamic Market US Total Return Index was 20.83%. Smaller US companies benefited too, with the Russell 2000 Index up 31.07%. Foreign markets didn't fare as well, with the MSCI Emerging Markets Index returning 14.10%. Amana Growth returned 14.94%, Amana Income returned 24.08%, and Amana Developing World returned 10.51% for its third full year of operation.

The Amana Funds follow Islamic principles, which preclude most investments in the banking and financial sectors. We favor companies with low debt levels and strong balance sheets.

Top Long-Term Results

As experienced investors, we know that gains or losses over a short interval tell an incomplete story compared to performance evaluated over a lengthier time span. That's why the recognition that Amana continues to receive for superlative long-term performance is so important to our shareowners.

As of May 31, 2013, Amana Income and Amana Growth maintained strong performance rankings in their respective mutual fund categories. Amana Income Fund ranked #1 (out of 119 similar funds) in Lipper's Equity Income category for 10-year performance. Amana Growth Fund ranked #13 (out of 254 funds) in the Multi-Cap Growth category for 10-year performance.

Also as of May 31, 2013, Amana Income maintained Morningstar's top "Five Star" Overall rating while Amana Growth received a "Four Star" Overall rating. Morningstar's analysts continue to award both Amana Growth and Amana Income "Silver Shield" ratings. These new ratings evaluate mutual funds based on five key pillars that Morningstar believes indicate funds that are more likely to outperform over the long term on a risk-adjusted basis. Please refer to the preceding page and following page for Amana's June 30 and May 31 longer-term performance data, respectively.

Amana Developing World Fund commenced operations in September 2009, and recently established a three-year track record. It has received a "Three Star" Overall Morningstar rating. Following relatively conservative investment policies, the Fund has avoided much of the volatility associated with emerging markets.

Going Forward

The US economy is notably improving: unemployment is declining, construction is inching back, and the US dollar is strong. Led by exports and moderate consumer spending, US manufacturing is improving. Consumer confidence has recovered, with low interest rates boosting auto sales and housing. Significant federal government tax increases are collecting more than expected, at least in the short-term. Sequestration actually worked to moderate federal spending. The US is now attracting investment from weaker economies in Europe and Asia. Corporate earnings for 2013 may not improve over a healthy 2012, but the outlook for every industry varies.

The future is always different from the past, and we vigilantly watch for significant changes in major trends. Inflation, for example, looks to be dead for years to come. After a fifty-year expansion built on ever-increasing credit, we welcome deleveraging by governments and consumers. Governments are making slow progress at strengthening the global financial system. More efficient, web-based organizations are deflationary, meaning the internet's main effect on business is broadly lower prices and less need for employment. Yet, regardless of the trend, Amana will consistently invest in companies with histories of solid revenues, earnings, dividends, and balance sheets.

During the fiscal year ended in May 2013, Amana's assets increased 4%. The impact of asset growth on fund expense ratios is twofold. Not only do higher assets help by spreading out fixed expenses, but a fund's advisory fees may also be lowered (for example, to just 0.65% of individual fund assets over $1.5 billion). We watch expenses carefully and are pleased to report declines again this year in the annualized expense ratios of all three Funds. Amana Income reports 1.18%, Amana Growth is now 1.11% and Amana Developing World dropped to 1.51% for the fiscal year. On July 16, 2013, after the end of the fiscal year, Amana's shareowners met to re-elect the Trustees and approve its reorganization into a Delaware Statutory Trust, which should bring increased efficiencies.

Amana's shareowners approved its reorganization into a Delaware trust

Amana Mutual Funds embody basic principles of sound finance: good governance, transparency, fairness, and risk sharing. The Trustees are active, taking seriously their responsibilities to shareowners. Saturna Capital staff work globally, based in offices in Bellingham, Chicago, Reno, and Kuala Lumpur (Malaysia) to better serve you. For more information, please visit www.amanafunds.com or call 1-888/73-AMANA.

Respectfully,

(graphic omitted)

Nicholas Kaiser,
President & Portfolio Manager

(graphic omitted)

Talat Othman,
Independent Board Chairman

Annual Report May 31, 2013	3

Performance Summary (as of May 31, 2013) (unaudited)

As of May 31, 2013, the U.S. mutual fund rating service, Morningstar™, honored Amana by awarding the Income Fund their highest rating: * * * * * Overall and the Growth Fund * * * * Overall. The strong performance history of both Funds is also illustrated in their "% Rank in category" standings. Here are the details¹:

Morningstar™ Ratings	Overall	10 Year	5 Year	3 Year	1 Year
Amana Income Fund — "Large Blend" category
Morningstar Rating™	* * * * *	* * * * *	* * * * *	* * *	n/a
% Rank in category	n/a	1	5	65	81
Funds in category	1,409	783	1,273	1,409	1,595

Amana Growth Fund — "Large Growth" category
Morningstar Rating™	* * * *	* * * * *	* * * * *	* *	n/a
% Rank in category	n/a	2	23	94	95
Funds in category	1,513	868	1,327	1,513	1,715

Amana Developing World Fund — "Diversified Emerging Markets" category
Morningstar Rating™	* * *	n/a	n/a	* * *	n/a
% Rank in category	n/a	n/a	n/a	84	84
Funds in category	363	n/a	n/a	363	571

Amana Income and Amana Growth also garnered high marks with Lipper Inc. (A Thomson Reuters Company)²:

Lipper Quintile Rankings	10 Year	5 Year	3 Year	1 Year
Amana Income Fund — "Equity Income" category
Quintile Rank	1st	2nd	4th	4th
Absolute Rank / Funds in category	1/119	91/235	212/265	224/344

Amana Growth Fund — "Multi-Cap Growth" category
Quintile Rank	1st	3rd	5th	5th
Absolute Rank / Funds in category	13/254	194/396	423/457	495/528

Amana Developing World Fund — "Emerging Markets" category
Quintile Rank	n/a	n/a	4th	5th
Absolute Rank / Funds in category	n/a	n/a	282/352	463/553

Performance data quoted above represents past performance and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 888/73-AMANA or visiting www.amanafunds.com.

¹ Source: Morningstar May 31, 2013. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return™ measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a fund is derived from a weighted average of performance figures associated with its 3, 5, and 10 year (if applicable) Morningstar Rating™ metrics.

% Rank in Category: This is the fund's total return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Morningstar Analyst Rating is not a credit or risk rating. It is a subjective evaluation performed by the mutual fund analysts of Morningstar, Inc. Morningstar evaluates funds based on 5 key pillars, which are process, performance, people, parent, and price. Morningstar's analysts use this 5 pillar evaluation to identify funds they believe are more likely to outperform over the long term on a risk-adjusted basis. Analysts consider quantitative and qualitative factors in their research, but the assessment of each pillar and how they are combined is driven by the analyst's overall assessment and overseen by Morningstar's Analyst Rating Committee. The approach serves not as a formula but as a framework to ensure consistency across Morningstar's global coverage universe.

The Analyst Rating scale ranges from Gold to Negative, with Gold being the highest rating and Negative being the lowest rating. A fund with a "Gold" rating distinguishes itself across the 5 pillars and has garnered the analysts' highest level of conviction. A fund with a "Silver" rating has notable advantages across several, but perhaps not all, of the 5 pillars — strengths that give the analysts a high level of conviction. A "Bronze" rated fund has advantages that outweigh the disadvantages across the five pillars, with sufficient level of analyst conviction to warrant a positive rating. A fund with a "Neutral" rating isn't seriously flawed across the 5 pillars, nor does it distinguish itself very positively. A "Negative" rated fund is flawed in at least 1 pillar, if not more, and is considered an inferior offering to its peers. Analyst Ratings are reevaluated every 14 months. For more detailed information about Morningstar's Analyst Rating, including its methodology, please go to www.morningstar.com.

The Morningstar Analyst Rating should not be used as the sole basis in evaluating a mutual fund. Morningstar Analyst Ratings are based on Morningstar's current expectations about future events; therefore, in no way does Morningstar or the Amana Mutual Funds represent ratings as a guarantee nor should they be viewed by an investor as such. Morningstar Analyst Ratings involve unknown risks and uncertainties, which may cause Morningstar's expectations not to occur or to differ significantly from what was expected.

² Source: Lipper Inc., A Thomson Reuters Company, May 31, 2013. Lipper Inc. is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Quintile Rankings are based on past performance with capital gains and dividends reinvested.

4	Annual Report May 31, 2013

Amana Income Fund: Performance Summary (unaudited)

Average Annual Returns (as of May 31, 2013)

	10 Year	5 Years	1 Year	Expense Ratio¹
Amana Income Fund	11.70%	5.82%	24.08%	1.20%
S&P 500 Index	7.57%	5.42%	27.28%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2003, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in the Fund would have risen to $30,236 versus $20,762 in the Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus which is dated September 14, 2012, and incorporates results for the fiscal year ended May 31, 2012. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top Ten Holdings		Portfolio Diversification
% of Fund Assets
W.W. Grainger	2.7%
Nike	2.7%
Bristol-Myers Squibb	2.6%
Illinois Tool Works	2.4%
Microsoft	2.4%
Colgate-Palmolive	2.4%
Canadian National Railway	2.3%
Eli Lilly	2.3%
Honeywell International	2.3%
Pfizer	2.3%
Industry weightings are shown as a percentage of total net assets.

Annual Report May 31, 2013	5

Amana Income Fund: Discussion of Fund Performance

Fiscal Year 2013

For the fiscal year ended May 31, 2013, the Amana Income Fund returned 24.08% (versus -4.36% the year before). The broad S&P 500 Index returned a slightly better 27.28%.

Amana Income Fund paid two qualified income dividends totaling 58¢ per share during the year, up 18% from the previous year. Careful attention to expenses brought the Fund's gross expense ratio down from 1.20% to 1.18%. Consistent with shareowner withdrawals at many US long-term equity funds, outstanding shares declined 9.48% during the year. Fund total net assets increased 10.52% during fiscal 2013, which helped to lower the expense ratio.

For the ten years ended May 31, 2013, the Fund provided an annualized total return of 11.70%. This ranked the Fund first of the 783 funds in its Morningstar "Large Blend" Category peer group. At May 31, 2013, the Fund earned Morningstar's best 5-star overall performance ranking.

Factors Affecting Past Performance

During the year, markets appreciated in response to monetary stimulus - especially since November. The Income Fund follows a conservative investing strategy that has served investors well over the years, buying only dividend-paying equity securities, primarily of financially strong companies. Income-producing stocks did especially well in the last year, as investors sought yield over growth. Avoiding financial stocks penalized the Fund during the year, as this sector did especially well due to the "financial engineering" of the Federal Reserve. We do hold varying levels of cash, which has protected us in down periods but has reduced returns in climbing markets.
Our portfolio of well-established equities has more than 5% in each of the industries Large Pharmaceuticals, Household Products Manufacturing, Food Manufacturing, Chemicals, and Integrated Oils. Our five largest individual security holdings — W. W. Grainger, Nike, Bristol-Myers Squibb, Illinois Tool Works, and Microsoft — boosted our results with an average 29.1% return. The best performing stock was Phillips 66, up 126%.

The difficult economic environment outside the United States hurt our performance, as global telecom, oil and mining issues often suffered. We liquidated our positions in United States Steel, E.ON, and Dun & Bradstreet.

Looking Forward

Interest-rate manipulations by central banks underscore the risks to the world economy as the euro area's fiscal crisis continues, employment gains are meager, governments increase taxes, and Asian expansion slows. Financial institutions are cutting global growth estimates for the year, as global indicators of economic activity — investment, employment, and manufacturing — show little improvement. Growth in emerging markets will decline to the 4% to 6% range, while the developed world will be closer to 1%.

Europe, with increasing unemployment, will continue in recession. We do not foresee a major disaster, which means we ignore places like Cyprus and Greece. After the September elections in Germany, we foresee more progress toward banking and budgetary unification that will eventually bring stability. We expect the dollar and English pound to continue to gain against the euro. Pressures to leave the EU will grow, while ASEAN countries rally.

In the United States, markets will rise only as long as the Federal Reserve engages in stimulative measures, which should be for some time. Last November's elections maintained an administration favoring the "raise taxes and spend more" approach, but it's mostly blocked by a House of Representatives that still tries to "cut taxes and spend less." Interestingly, the tax increases of 2013 — many tied to a substantially different medical system for the country — and some economic growth are bringing down the federal deficit. While reasonable solutions to our unfunded entitlements and poor education results exist, they seem impossible to implement. Gradually raising the age for retirement and related senior benefits, such as Medicare, will eventually be necessary to reverse the threatening downward spiral. Meanwhile, tough lessons can be observed from abject failures in places like Cyprus, Egypt, and Detroit.

Amana Income Fund selects its portfolio from financially strong, Islamically acceptable, dividend-paying securities judged likely to appreciate. Many of our securities regularly increase their dividend payout rates, to the point where the portfolio has a yield of 2.6% (before operating expenses). We look for above-average earnings growth in our businesses to improve both the Fund's dividend and price growth long-term.

6	Annual Report May 31, 2013

Amana Income Fund: Schedule of Investments

Common Stocks — 96.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Local Media
Pearson ADS	300,000	$4,106,896	$5,574,000	0.4%

Telecom Carriers
Chunghwa Telecom ADS	555,154	12,749,782	17,409,629	1.2%
Telstra ADR	150,000	2,505,532	3,373,500	0.2%
Telus	168,000	3,783,808	5,831,280	0.4%
Vodafone Group ADS	250,000	6,685,242	7,240,000	0.5%
		25,724,364	33,854,409	2.3%

		29,831,260	39,428,409	2.7%

Consumer Discretionary

Apparel, Footwear, Accessory Design
Nike	620,000	18,670,512	38,229,200	2.7%

Auto Parts
Johnson Controls	600,000	17,273,567	22,416,000	1.6%

Automotive Wholesale
Genuine Parts	400,000	15,835,680	31,096,000	2.2%

Home Improvement
Stanley Black & Decker	100,000	6,793,209	7,922,000	0.5%

		58,572,968	99,663,200	7.0%

Consumer Staples

Beverages
PepsiCo	400,000	25,131,621	32,308,000	2.3%

Food Manufacturing
General Mills	600,000	19,156,589	28,248,000	2.0%
JM Smucker	250,000	13,340,013	25,240,000	1.8%
Kellogg	465,000	23,220,878	28,853,250	2.0%
McCormick & Co	300,000	14,110,805	20,724,000	1.4%
		69,828,285	103,065,250	7.2%

Household Products Manufacturing
Colgate-Palmolive	600,000	21,167,901	34,704,000	2.4%
Kimberly-Clark	300,000	19,381,392	29,049,000	2.0%
Procter & Gamble	400,000	23,489,880	30,704,000	2.1%
Unilever ADS	325,000	8,850,327	13,653,250	1.0%
		72,889,500	108,110,250	7.5%

		167,849,406	243,483,500	17.0%

Energy

Exploration & Production
EnCana	432,000	12,073,139	8,220,960	0.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Annual Report May 31, 2013	7

Amana Income Fund: Schedule of Investments

Common Stocks — 96.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Energy (continued)

Integrated Oils
Cenovus	400,000	$10,078,223	$11,972,000	0.8%
ConocoPhillips	330,000	13,482,952	20,242,200	1.4%
Exxon Mobil	350,000	23,656,109	31,664,500	2.2%
Total ADS	375,000	20,975,783	18,693,750	1.3%
		68,193,067	82,572,450	5.7%

Refining & Marketing
Phillips 66	165,000	4,203,783	10,984,050	0.8%

		84,469,989	101,777,460	7.1%

Health Care

Health Care Supplies
Becton, Dickinson & Co.	210,000	15,293,814	20,710,200	1.4%

Large Pharmaceuticals
Abbott Laboratories	350,000	8,392,885	12,834,500	0.9%
AbbVie	350,000	9,148,094	14,941,500	1.0%
AstraZeneca ADS	260,000	11,239,304	13,325,000	0.9%
Bristol-Myers Squibb	800,000	19,124,096	36,808,000	2.6%
Eli Lilly	620,000	22,314,728	32,959,200	2.3%
GlaxoSmithKline ADS	600,000	23,543,156	31,062,000	2.2%
Johnson & Johnson	331,500	22,804,119	27,905,670	1.9%
Novartis ADS	450,000	22,518,080	32,292,000	2.3%
Pfizer	1,200,000	22,076,629	32,676,000	2.3%
		161,161,091	234,803,870	16.4%

		176,454,905	255,514,070	17.8%

Industrials

Aerospace & Defense Parts
United Technologies	250,000	14,326,612	23,725,000	1.7%

Flow Control Equipment
Parker Hannifin	275,000	12,527,667	27,434,000	1.9%

Industrial Automation Controls
Emerson Electric	450,000	20,934,219	25,857,000	1.8%
Honeywell International	420,000	18,292,580	32,953,200	2.3%
		39,226,799	58,810,200	4.1%

Industrial Machinery Manufacturing
Regal-Beloit	100,000	4,068,804	6,751,000	0.5%

Industrial Supply Distribution
W.W. Grainger	150,000	14,706,937	38,616,000	2.7%

Measurement Instruments
Rockwell Automation	325,000	15,208,967	28,606,500	2.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

8	Annual Report May 31, 2013

Amana Income Fund: Schedule of Investments

Common Stocks — 96.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials (continued)

Post & Courier Services
United Parcel Service	300,000	$19,152,084	$25,770,000	1.8%

Rail Freight Transportation
Canadian National Railway	332,000	15,888,044	33,621,640	2.3%

		135,105,914	243,334,340	17.0%

Materials

Base Metals
Freeport-McMoRan Copper & Gold	440,000	15,495,689	13,662,000	1.0%

Basic & Diversified Chemicals
Air Products & Chemicals	250,000	16,422,819	23,602,500	1.7%
Methanex	300,000	5,849,587	13,260,000	0.9%
PPG Industries	200,000	13,211,578	30,722,000	2.1%
Praxair	220,000	16,103,769	25,152,600	1.8%
		51,587,753	92,737,100	6.5%

Containers & Packaging Manufacturing
3M	260,000	19,087,244	28,670,200	2.0%
Illinois Tool Works	500,000	23,226,178	35,065,000	2.4%
		42,313,422	63,735,200	4.4%

Roofing Materials Manufacturing
Carlisle	460,000	14,269,102	30,088,600	2.1%

Specialty Chemicals
BASF ADR	140,000	5,118,606	13,636,000	0.9%
E.I. du Pont de Nemours	400,000	17,038,300	22,316,000	1.6%
RPM International	180,000	3,642,493	5,963,400	0.4%
		25,799,399	41,915,400	2.9%

Steel Producers
Nucor	200,000	9,270,293	8,902,000	0.6%
Tenaris ADS	110,000	3,439,736	4,626,600	0.3%
		12,710,029	13,528,600	0.9%

		162,175,394	255,666,900	17.8%

Technology

Information Services
Dun & Bradstreet	150,000	11,599,030	14,721,000	1.0%

Infrastructure Software
Microsoft	1,000,000	24,161,315	34,900,000	2.4%

Semiconductor Devices
Intel	1,200,000	21,854,225	29,136,000	2.1%
Microchip Technology	600,000	17,526,721	21,888,000	1.5%
		39,380,946	51,024,000	3.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Annual Report May 31, 2013	9

Amana Income Fund: Schedule of Investments

Common Stocks — 96.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology (continued)

Semiconductor Manufacturing Services
Taiwan Semiconductor ADS	1,500,000	$16,043,323	$27,990,000	2.0%

		91,184,614	128,635,000	9.0%

Utilities

Utility Networks
Enersis ADS	175,000	3,535,000	2,933,000	0.2%
National Fuel Gas	170,000	7,593,521	10,404,000	0.7%

		11,128,521	13,337,000	0.9%

Total Common stocks		$916,772,971	$1,380,839,879	96.3%

Halal Income — 0.4%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Sukuk

Malaysian Government
1Malaysia Sukuk	3.928% due 06/04/2015	$5,000,000	$5,261,275	0.4%

		$5,000,000	5,261,275	0.4%

Total investments	(Cost = $921,942,729)		1,386,101,154	96.7%
Other assets (net of liabilities)			47,359,666	3.3%
Total net assets			$1,433,460,820	100.0%
ADS: American Depositary Share ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

10	Annual Report May 31, 2013

Amana Income Fund

Statement of Assets and Liabilities
As of May 31, 2013

Assets
Investments in securities, at value (Cost $921,942,729)	$1,386,101,154
Cash	45,130,970
Dividends and Income	4,999,208
Receivable for Fund shares sold	985,260
Insurance reserve premium	2,529
Litigation proceeds receivable	467
Total assets		1,437,219,588
Liabilities
Payable for Fund shares redeemed	2,056,798
Payable to affiliates	1,073,300
Distributions payable	298,412
Accrued expenses	220,526
Accrued distribution fee	109,732
Total liabilities		3,758,768
Net Assets		$1,433,460,820

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$974,168,590
Undistributed net investment income	94,917
Accumulated net realized loss	(4,961,112)
Unrealized net appreciation on investments	464,158,425
Net assets applicable to Fund shares outstanding		$1,433,460,820

Fund shares outstanding		36,952,523

Net asset value, offering and redemption price per share		$38.79

Statement of Operations
Year ended May 31, 2013

Investment income
Dividends (net of foreign taxes of $1,156,823)	$36,665,877
Halal income	114,599
Miscellaneous income	907
Gross investment income		36,781,383
Expenses
Investment adviser fees	11,504,926
Distribution fees	3,334,975
Shareowner servicing fees	331,991
Printing and postage	283,224
Professional fees	84,451
Trustee fees	65,437
Custodian fees	63,509
Filing and registration fees	40,293
Other expenses	40,267
Retirement plan custodial fees	37,173
Chief Compliance Officer expenses	23,420
Total gross expenses	15,809,666
Less custodian fee credits	(63,509)
Net expenses		15,746,157
Net investment income		$21,035,226

Net realized loss from investments and foreign currency		$(4,956,393)
Net increase in unrealized appreciation on investments		271,061,832
Net gain on investments		$266,105,439

Net increase in net assets resulting from operations		$287,140,665

The accompanying notes are an integral part of these financial statements.

Annual Report May 31, 2013	11

Amana Income Fund

Statements of Changes in Net Assets	Year ended May 31, 2013	Year ended May 31, 2012
Increase (decrease) in net assets from operations:
From operations
Net investment income	$21,035,226	$20,134,607
Net realized gain (loss) on investments	(4,956,393)	20,114,750
Net increase (decrease) in unrealized appreciation	271,061,832	(102,621,387)
Net increase (decrease) in net assets	287,140,665	(62,372,030)
Distributions to shareholders from
Net investment income	(21,284,665)	(20,092,368)
Capital gains distribution	(431,052)	(6,754,395)
Total distributions	(21,715,717)	(26,846,763)
Capital share transactions
Proceeds from sales of shares	225,299,456	330,549,840
Value of shares issued in reinvestment of dividends	20,913,224	24,871,290
Early redemption fees retained	23,580	282,713
Cost of shares redeemed	(375,198,470)	(369,483,490)
Net decrease in net assets	(128,962,210)	(13,779,647)
Total increase (decrease) in net assets	136,462,738	(102,998,440)

Net assets
Beginning of year	1,296,998,082	1,399,996,522
End of year	1,433,460,820	1,296,998,082

Undistributed net investment income	$94,917	$513,981

Shares of the Fund sold and redeemed
Number of shares sold	6,350,555	10,349,669
Number of shares issued in reinvestment of dividends	577,079	783,176
Number of shares redeemed	(10,798,292)	(11,597,833)
Net decrease in number of shares outstanding	(3,870,658)	(464,988)

Financial Highlights	For year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2013	2012	2011	2010	2009
Net asset value at beginning of year	$31.77	$33.91	$27.28	$24.27	$31.49
Income from investment operations
Net investment income	0.58	0.49	0.44	0.35	0.34¹
Net gains (losses) on securities (both realized and unrealized)	7.03	(1.98)	6.63	3.01	(7.28)
Total from investment operations	7.61	(1.49)	7.07	3.36	(6.94)
Less distributions
Dividends (from net investment income)	(0.58)	(0.49)	(0.44)	(0.35)	(0.28)
Distributions (from capital gains)	(0.01)	(0.17)	-	-	(0.01)
Total distributions	(0.59)	(0.66)	(0.44)	(0.35)	(0.29)
Paid-in capital from early redemption fees	0.00²	0.01	0.00²	0.00²	0.01

Net asset value at end of year	$38.79	$31.77	$33.91	$27.28	$24.27

Total Return	24.08%	(4.36)%	25.97%	13.80%	(22.01)%

Ratios / supplemental data
Net assets ($000), end of year	$1,433,461	$1,296,998	$1,399,997	$1,067,854	$691,412
Ratio of expenses to average net assets
Before custodian fee credits	1.19%	1.20%	1.21%	1.26%	1.33%
After custodian fee credits	1.18%	1.20%	1.20%	1.25%	1.32%
Ratio of net investment income after custodian fee credits to average net assets	1.58%	1.52%	1.47%	1.33%	1.39%
Portfolio turnover rate	1%	3%	3%	5%	6%
¹ Calculated using average shares outstanding	² Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

12	Annual Report May 31, 2013

Amana Growth Fund: Performance Summary (unaudited)

Average Annual Returns (as of May 31, 2013)

	10 Years	5 Years	1 Year	Expense Ratio¹
Amana Growth Fund	11.42%	4.69%	14.94%	1.13%
S&P 500 Index	7.57%	5.42%	27.28%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2003, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in the Fund would have risen to $29,480 versus $20,762 in the Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus which is dated September 14, 2012, and incorporates results for the fiscal year ended May 31, 2012. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The primary objective of the Growth Fund is long-term capital growth, consistent with Islamic principles.

Top Ten Holdings		Portfolio Diversification
% of Fund Assets
Apple	4.1%
Google	3.4%
Amgen	3.0%
Adobe Systems	2.6%
Intuit	2.4%
International Business Machines	2.4%
Qualcomm	2.3%
Johnson & Johnson	2.3%
Church & Dwight	2.2%
PepsiCo	2.2%
Industry weightings are shown as a percentage of total net assets.

Annual Report May 31, 2013	13

Amana Growth Fund: Discussion of Fund Performance

Fiscal Year 2013

For the fiscal year ended May 31, 2013, Amana Growth Fund's total return was 14.94% (versus -2.84% the year before). The broad-based S&P 500 Index returned a higher 27.28%. The small-cap Russell 2000 Index returned 31.07%.

While income is not an investment objective, the Fund paid another qualified income dividend (7¢ per share). Perhaps disappointed by the Fund's unfavorable short-term relative performance, investors redeemed 24,437,795 shares, almost twice the 12,798,528 shares purchased. Fund net assets remained steady at $2.2 billion. Close attention to operating expenses meant the net expense ratio of Amana Growth Fund improved again, to 1.11% versus 1.13% for the year before.

For the ten years ended May 31, 2013, the Fund provided an annualized total return of 11.42%. This placed the Fund in the top 2% of the 868 funds of its Morningstar "Large Growth" Category peer group. At May 31, 2013, the Fund earned Morningstar's above-average 4-star overall performance ranking.

Factors Affecting Past Performance

During the year, the markets appreciated in response to monetary stimulus — especially since November. Amana Growth Fund follows a value investing strategy that has served investors well over the years, buying equities of financially strong companies expected to grow. However, income-producing stocks did better in the last year, as investors sought yield over growth. Avoiding most financial stocks also penalized the Fund during the year, as these did especially well due to the "financial engineering" of the Federal Reserve. We do hold varying levels of cash, which has protected us in down periods but has reduced returns in climbing markets.

Amana Growth's largest portfolio sector is technology. Unfortunately, our largest position, Apple, returned -20.49% as it failed to meet high expectations. Fortunately, our next largest position, Google, returned 49.85% to more than compensate. Other technology companies — ASML, SanDisk, Akamai Technologies, and Cisco — also returned over 50% each. Health Care, where research and development is a big part of the business, is our second largest sector, and it performed reasonably well as medical expenditures continued to rise. The biggest winners were Celgene and Amgen. Industrials is our third largest sector, where Crane provided the best return at 61.50%.

We closed our positions in Hewlett-Packard, Barrick Gold, JAKKS Pacific, and Staples.

Looking Forward

Interest-rate and currency manipulations by central banks underscore the risks to the world economy as the euro area's fiscal crisis continues, employment gains are meager, governments increase taxes, and Asian expansion slows. Financial institutions are cutting global growth estimates for the year, as global indicators of economic activity — investment, employment, and manufacturing — show little improvement.

Europe, with increasing unemployment, will continue in recession. After the September elections in Germany, we foresee more progress toward banking and budgetary unification that will eventually bring greater European stability. We expect the dollar and English pound to continue to gain against the euro. Pressures to leave the EU will grow, while ASEAN countries rally.

In the United States, markets will rise only as long as the Federal Reserve engages in stimulative measures, which should be for some time. Last November's elections maintained an administration favoring the "raise taxes and spend more" approach, but it's mostly blocked by a House of Representatives that still tries to "cut taxes and spend less." Interestingly, the tax increases of 2013 — many tied to a substantially different medical system for the country — and some economic growth are bringing down the federal deficit.

Amana Growth Fund selects its portfolio from financially strong, Islamically acceptable, growth securities judged likely to appreciate. We look for above-average earnings growth in our businesses to improve the Fund's price long-term.

14	Annual Report May 31, 2013

Amana Growth Fund: Schedule of Investments

Common Stocks — 96.7%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Media
Google¹	85,000	$38,721,713	$74,053,530	3.4%

Local Media
John Wiley & Sons	100,000	3,474,490	3,970,000	0.2%

Telecom Carriers
Akamai Technologies¹	1,000,000	21,444,890	46,120,000	2.1%
America Movil ADS	840,000	15,240,793	16,724,400	0.7%
Rogers Communications	40,000	1,161,216	1,812,400	0.1%
		37,846,899	64,656,800	2.9%

		80,043,102	142,680,330	6.5%

Consumer Discretionary

Auto Parts
Gentex	700,000	14,110,974	16,009,000	0.7%

Automotive Wholesale
Genuine Parts	125,000	5,729,519	9,717,500	0.4%

General Merchant Wholesalers
Fastenal	800,000	20,471,439	41,744,000	1.9%

Home Product Stores
Lowe's	790,000	18,730,150	33,266,900	1.5%

Other Specialty Retail — Discretionary
PetSmart	700,000	19,711,334	47,250,000	2.2%

Passenger Transportation
LATAM Airlines ADS	671,869	10,193,209	11,986,143	0.6%

Specialty Apparel Stores
TJX Companies	900,000	18,957,770	45,549,000	2.1%
Urban Outfitters¹	500,000	18,775,643	20,965,000	1.0%
		37,733,413	66,514,000	3.1%

Toys & Games
Mattel	200,000	5,478,474	8,950,000	0.4%

		132,158,512	235,437,543	10.8%

Consumer Staples

Beverages
Monster Beverage¹	620,000	10,170,183	33,845,800	1.6%
PepsiCo	600,000	36,524,584	48,462,000	2.2%
		46,694,767	82,307,800	3.8%

Food Manufacturing
Danone ADR	410,674	6,533,458	6,098,509	0.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Annual Report May 31, 2013	15

Amana Growth Fund: Schedule of Investments

Common Stocks — 96.7%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Staples (continued)

Household Products Manufacturing
Church & Dwight	800,000	$31,059,800	$48,648,000	2.2%
Clorox	475,000	28,611,552	39,463,000	1.8%
Estee Lauder	640,000	26,422,283	43,379,200	2.0%
		86,093,635	131,490,200	6.0%

		139,321,860	219,896,509	10.1%

Energy

Exploration & Production
EnCana	400,000	9,640,384	7,612,000	0.4%

Integrated Oils
Cenovus	600,000	15,281,153	17,958,000	0.8%
Suncor Energy	700,000	25,488,281	21,217,000	1.0%
		40,769,434	39,175,000	1.8%

		50,409,818	46,787,000	2.2%

Health Care

Biotech
Amgen	650,000	37,029,166	65,344,500	3.0%
Celgene¹	100,000	7,547,036	12,365,000	0.6%
		44,576,202	77,709,500	3.6%

Health Care Facilities
VCA Antech¹	700,000	20,080,202	17,892,000	0.8%

Health Care Supply Chain
Express Scripts¹	650,000	22,597,762	40,378,000	1.9%

Large Pharmaceuticals
Eli Lilly	650,000	23,224,550	34,554,000	1.6%
Johnson & Johnson	600,000	36,611,701	50,508,000	2.3%
Novartis ADS	650,000	30,201,783	46,644,000	2.1%
Novo Nordisk ADS	220,000	10,428,308	35,442,000	1.6%
		100,466,342	167,148,000	7.6%

Managed Care
Humana	300,000	8,676,855	24,234,000	1.1%

Medical Equipment
Dentsply International	700,000	22,388,875	29,232,000	1.3%

Orthopedic Devices
Stryker	300,000	15,657,168	19,917,000	0.9%
Zimmer	225,000	14,203,045	17,664,750	0.8%
		29,860,213	37,581,750	1.7%

		248,646,451	394,175,250	18.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

16	Annual Report May 31, 2013

Amana Growth Fund: Schedule of Investments

Common Stocks — 96.7%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials

Building Sub-Contractors
EMCOR	700,000	$14,885,660	$27,825,000	1.3%

Flow Control Equipment
Crane	300,000	10,212,899	17,925,000	0.8%

Industrial Machinery Manufacturing
Regal-Beloit	300,000	17,345,995	20,253,000	0.9%

Measurement Instruments
Agilent Technologies	900,000	22,797,417	40,905,000	1.9%
Trimble Navigation¹	1,700,000	20,463,059	47,430,000	2.2%
		43,260,476	88,335,000	4.1%

Metalworking Machinery Manufacturing
Lincoln Electric	500,000	13,126,984	29,900,000	1.4%

Post & Courier Services
United Parcel Service	500,000	33,511,923	42,950,000	1.9%

Rail Freight Transportation
Norfolk Southern	500,000	26,797,903	38,295,000	1.8%
Union Pacific	276,327	30,102,567	42,725,681	1.9%
		56,900,470	81,020,681	3.7%

		189,244,407	308,208,681	14.1%

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	900,000	20,854,762	37,818,000	1.7%

Base Metals
Anglo American ADR	1,363,600	19,074,713	15,626,856	0.7%

		39,929,475	53,444,856	2.4%

Technology

Application Software
Adobe Systems¹	1,300,000	40,019,763	55,783,000	2.6%
Intuit	900,000	27,960,568	52,596,000	2.4%
SAP ADS	600,000	34,841,094	44,064,000	2.0%
		102,821,425	152,443,000	7.0%

Communications Equipment
Apple	200,000	12,024,718	89,947,000	4.1%
Cisco Systems	2,000,000	39,273,610	48,230,000	2.2%
F5 Networks¹	100,000	11,529,560	8,321,000	0.4%
Harris	700,000	25,887,425	35,091,000	1.6%
		88,715,313	181,589,000	8.3%

Information Services
Gartner¹	300,000	8,580,120	16,983,000	0.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Annual Report May 31, 2013	17

Amana Growth Fund: Schedule of Investments

Common Stocks — 96.7%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology (continued)

Infrastructure Software
Oracle	1,400,000	$30,733,550	$47,292,000	2.2%

IT Services
Convergys	730,000	11,075,321	13,264,100	0.6%
Infosys ADS	700,000	33,043,555	29,225,000	1.3%
International Business Machines	250,000	26,711,857	52,005,000	2.4%
		70,830,733	94,494,100	4.3%

Printing & Imaging
Canon ADS	600,000	25,251,688	20,568,000	0.9%

Semiconductor Capital Equipment
ASML	462,000	17,639,136	37,546,740	1.7%

Semiconductor Devices
Intel	1,700,000	33,143,860	41,276,000	1.9%
Qualcomm	800,000	30,482,851	50,784,000	2.3%
SanDisk¹	370,000	15,992,445	21,837,400	1.0%
Xilinx	600,000	14,947,540	24,390,000	1.1%
		94,566,696	138,287,400	6.3%

Semiconductor Manufacturing Services
Taiwan Semiconductor ADS	1,243,297	12,977,323	23,199,922	1.1%

		452,115,984	712,403,162	32.6%

Total investments		$1,331,869,609	2,113,033,331	96.7%
Other assets (net of liabilities)			72,188,153	3.3%
Total net assets			$2,185,221,484	100.0%
¹ Non-income producing security ADS: American Depositary Share ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

18	Annual Report May 31, 2013

Amana Growth Fund

Statement of Assets and Liabilities
As of May 31, 2013

Assets
Investments in securities, at value (Cost $1,331,869,609)	$2,113,033,331
Cash	65,644,783
Receivable for securities sold	5,250,009
Dividends	4,526,317
Receivable for Fund shares sold	1,115,567
Total assets		2,189,570,007
Liabilities
Payable for Fund shares redeemed	2,190,875
Payable to affiliates	1,515,684
Accrued expenses	475,199
Accrued distribution fee	166,765
Total liabilities		4,348,523
Net assets	$2,185,221,484

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$1,399,295,941
Undistributed net investment income	8,324,786
Accumulated net realized loss	(3,562,965)
Unrealized net appreciation on investments	781,163,722
Net assets applicable to Fund shares outstanding	$2,185,221,484

Fund shares outstanding		75,266,907

Net asset value, offering and redemption price per share		$29.03

Statement of Operations
Year ended May 31, 2013

Investment income
Dividends (net of foreign taxes of $1,333,286)	$34,402,475
Miscellaneous income	806
Gross investment income		34,403,281
Expenses
Investment adviser fees	17,422,571
Distribution fees	5,547,142
Printing and postage	600,995
Shareowner servicing fees	551,477
Professional fees	134,125
Custodian fees	104,195
Trustee fees	97,365
Filing and registration fees	58,768
Other expenses	56,227
Retirement plan custodial fees	54,594
Chief Compliance Officer expenses	37,438
Total gross expenses	24,664,897
Less custodian fee credits	(104,195)
Net expenses		24,560,702
Net investment income		$9,842,579

Net realized gain from investments and foreign currency		$2,915,443
Net increase in unrealized appreciation on investments		295,691,218
Net gain on investments		$298,606,661

Net increase in net assets resulting from operations	$308,449,240

The accompanying notes are an integral part of these financial statements.

Annual Report May 31, 2013	19

Amana Growth Fund

Statements of Changes in Net Assets	Year ended May 31, 2013	Year ended May 31, 2012
Increase (decrease) in net assets from operations:
From operations
Net investment income	$9,842,579	$4,805,385
Net realized gain on investments	2,915,443	11,441,005
Net increase (decrease) in unrealized appreciation	295,691,218	(80,462,682)
Net increase (decrease) in net assets	308,449,240	(64,216,292)
Distributions to shareholders from
Net investment income	(5,476,978)	(863,127)
Total distributions	(5,476,978)	(863,127)
Capital share transactions
Proceeds from sales of shares	347,428,774	739,420,771
Value of shares issued in reinvestment of dividends	5,284,345	825,728
Early redemption fees retained	28,484	345,468
Cost of shares redeemed	(665,717,222)	(690,556,071)
Net increase (decrease) in net assets	(312,975,619)	50,035,896
Total decrease in net assets	(10,003,357)	(15,043,523)

Net assets
Beginning of year	2,195,224,841	2,210,268,364
End of year	2,185,221,484	2,195,224,841

Undistributed net investment income	$8,324,786	$3,955,646

Shares of the Fund sold and redeemed
Number of shares sold	12,798,528	29,911,567
Number of shares issued in reinvestment of dividends	196,517	34,065
Number of shares redeemed	(24,437,795)	(28,027,658)
Net increase (decrease) in number of shares outstanding	(11,442,750)	1,917,974

Financial Highlights	For year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2013	2012	2011	2010	2009
Net asset value at beginning of year	$25.32	$26.07	$21.19	$17.69	$23.26
Income from investment operations
Net investment income (loss)	0.13	0.06	0.02	(0.01)	(0.02)
Net gains (losses) on securities (both realized and unrealized)	3.65	(0.80)	4.88	3.51	(5.48)
Total from investment operations	3.78	(0.74)	4.90	3.50	(5.50)
Less distributions
Dividends (from net investment income)	(0.07)	(0.01)	(0.02)	-	-
Distributions (from capital gains)	-	-	-	-	(0.07)
Total distributions	(0.07)	(0.01)	(0.02)	-	(0.07)
Paid-in capital from early redemption fees	0.00¹	0.00¹	0.00¹	0.00¹	0.00¹

Net asset value at end of year	$29.03	$25.32	$26.07	$21.19	$17.69

Total return	14.94%	(2.84)%	23.10%	19.79%	(23.63)%

Ratios / supplemental data
Net assets ($000), end of year	$2,185,221	$2,195,225	$2,210,268	$1,596,487	$1,046,881
Ratio of expenses to average net assets
Before custodian fee credits	1.11%	1.13%	1.14%	1.21%	1.31%
After custodian fee credits	1.11%	1.13%	1.14%	1.20%	1.30%
Ratio of net investment income (loss) after custodian fee credits to average net assets	0.44%	0.23%	0.07%	(0.05)%	(0.16)%
Portfolio turnover rate	1%	12%	5%	5%	6%
¹ Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

20	Annual Report May 31, 2013

Amana Developing World Fund: Performance Summary (unaudited)

Average Annual Returns as of May 31, 2013

	10 Years	5 Years	1 Year	Expense Ratio¹
Amana Developing World Fund	n/a	n/a	10.51%	1.63%
MSCI Emerging Markets Index	15.03%	-1.21%	14.10%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on September 28, 2009, to an identical amount invested in the MSCI Emerging Markets Index, a broad-based international equity index. The graph shows that an investment in the Fund would have risen to $10,948 versus $12,019 in the Index.

The Amana Developing World Fund commenced operations September 28, 2009.

Past performance does not guarantee future results. The "Growth of $10,000" graph assumes the reinvestment of dividends and capital gains. It does not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus which is dated September 14, 2012, and incorporates results for the fiscal year ended May 31, 2012. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The primary objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

Top Ten Holdings		Portfolio Diversification
% of Fund Assets
MercadoLibre	3.2%
Bangkok Dusit Medical Services	2.8%
Telekomunikasi Indonesia ADS	2.7%
Ford Otomotiv Sanayi	2.5%
M. Dias Branco	2.4%
Western Digital	2.3%
VF	2.2%
Kalbe Farma	2.1%
Aspen Pharmacare	2.1%
Mead Johnson Nutrition	1.9%
Industry weightings are shown as a percentage of total net assets.

Annual Report May 31, 2013	21

Amana Developing World Fund: Discussion of Fund Performance

Fiscal Year 2013

For the fiscal year ended May 31, 2013, the Amana Developing World Fund returned 10.51% (versus -8.94% the year before). This annual return was less than that of its Morningstar "Diversified Emerging Markets" Category peer group, which returned 16.08% during the same period. The Fund's annual return underperformed the MSCI Emerging Markets Index, which returned 14.10% for the fiscal year.

For the almost four years from the Fund's inception on September 28, 2009, to May 31, 2013, the Fund provided an annualized total return of 2.50% versus a 5.43% annualized return for the MSCI Emerging Markets Index.

Investor inflows during the year resulted in Fund shares outstanding rising 24.77% and total net assets rising 37.82% during fiscal 2013.

Factors Affecting Past Performance

Fiscal 2013 was another volatile year for the world's emerging stock markets. Continuing central bank "easy money" programs, weak eurozone and BRIC economic conditions, and declining commodity prices kept global demand and interest rates exceptionally low.

Amana Developing World Fund seeks to profit from long-term growth in financially sound companies that are based or have significant exposure to developing countries. Investment decisions are made in accordance with Islamic principles. The Fund diversifies its investments across the countries of the developing world, industries, and companies, and generally follows a value investment style.

More than 5% of the portfolio is invested in companies headquartered in each of Brazil, China, Indonesia, Malaysia, South Africa, and the United States. More than 5% of the portfolio is in each of the industries Telecom Carriers, Food Manufacturing, Health Care Facilities, and Specialty Pharmaceuticals. In the Telecom Carriers industry, which often makes up a significant portion of developing world portfolios, we had success with Asian firms like Axiata Group, Telekomunikasi Indonesia, and Telenor, but poor results from America Movil where competition increased. We expanded our investments in Asian health care facilities as the opportunities for medical tourism increased, with especially good results from Bangkok Dusit Medical Services. Another success was our largest individual holding, MercadoLibre, up 63.40% as profits climbed at this South American version of eBay. Poor performers included positions in mining and metals companies, as prices dropped, especially for gold. A previous favorite, LATAM Airlines Group, ran into headwinds as its merger with TAM to create South America's largest airline failed to provide immediate results.

During 2013, the Fund's conservative approach to emerging market investing meant that it kept an unusually high proportion of its assets in cash. More than any other factor, this explains the performance record for the year. Our diversified portfolio is adding new investments as our analysts continuously research and identify high-quality, Islamically acceptable companies. Dynamic developing world markets mean some businesses falter while others prosper, and we expect the Developing World Fund's portfolio turnover ratio to generally be higher than those of other Amana mutual funds.

Looking Forward

China is the largest "emerging market" economy, although its high growth rates and other economic statistics are suspect. A new government is raising interest rates to counter the exuberant local real estate markets and tightening banking standards, which has resulted in volatile equity prices. While China's economy is still running at a strong pace, there is pressure for the world's second largest economy to decelerate. The economic slowdown is hurting Chinese demand for foreign raw materials, goods, and services.

Our favorite area for Amana Developing World Fund investments currently is the countries of the Association of Southeast Asian Nations, such as Indonesia, Malaysia, Thailand, and the Philippines. These economies consistently outstrip the politically paralyzed economic systems of Europe and the United States. The world economic balance is changing, with one consultant illustrating that the center of world economic activity has moved from the north Atlantic to central Asia in just 70 years. Europe especially is struggling after years of low productivity and political weakness. For example, major Western auto companies continue with inefficient plants and labor practices while selling marques like Hispano, Volvo, Jaguar, and Range Rover to stronger competitors in China and India. Including China, emerging markets passed industrialized countries in 2010 for the first time in the number of cars and light trucks sold.

Economic growth in the developing world will continue to be supported by governments with more flexibility than their OECD counterparts. Most of the 34 countries of the Organisation for Economic Co-operation and Development, because of their high living standards, are regarded as developed countries.

We suggest that US-based mutual fund investors look beyond short-term volatility and continue to diversify their assets into the developing world. Good values abound today, exemplified by the current 11.6 P/E ratio for the component stocks of the MSCI Emerging Markets Index versus the 16.2 P/E ratio for the stocks of the S&P 500 Index.

22	Annual Report May 31, 2013

Amana Developing World Fund: Schedule of Investments

Common Stocks — 79.0%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Internet Media
Baidu ADS²	5,000	$411,115	$483,200	China³	1.9%

Telecom Carriers
America Movil ADS	13,000	329,525	258,830	Mexico	1.0%
Axiata Group	195,000	394,272	423,982	Malaysia	1.7%
Millicom International	2,500	220,520	198,585	Luxembourg	0.8%
MTN Group	16,000	259,470	289,705	South Africa	1.2%
Telefonica Brasil ADS	15,000	371,442	370,650	Brazil	1.5%
Telekomunikasi Indonesia ADS	15,000	540,800	678,000	Indonesia	2.7%
Telenor	18,000	376,774	377,546	Malaysia³	1.5%
Turk Telekomunikasyon	100,000	455,786	384,329	Turkey	1.6%
		2,948,589	2,981,627		12.0%

		3,359,704	3,464,827		13.9%

Consumer Discretionary

Apparel, Footwear, Accessory Design
VF	3,000	310,438	551,580	United States	2.2%

Automobile OEM
Ford Otomotiv Sanayi	40,000	378,513	606,347	Turkey	2.5%

E-Commerce Discretionary
MercadoLibre	7,000	500,586	802,340	Brazil³	3.2%

Passenger Transportation
Garuda Indonesia Persero²	1,000,000	65,144	53,988	Indonesia	0.2%
LATAM Airlines ADS	25,000	515,987	446,000	Chile	1.8%
		581,131	499,988		2.0%

		1,770,668	2,460,255		9.9%

Consumer Staples

Food Manufacturing
Danone ADS	32,000	430,801	475,200	France	1.9%
IOI	165,000	273,757	272,481	Malaysia	1.1%
M. Dias Branco	13,000	368,812	586,147	Brazil	2.4%
Tiger Brands	6,000	199,013	183,820	South Africa	0.7%
		1,272,383	1,517,648		6.1%

Household Products Manufacturing
Colgate-Palmolive	6,400	253,275	370,176	United States	1.5%
Unilever ADS	7,500	290,699	315,075	United Kingdom	1.3%
		543,974	685,251		2.8%

Pharmacies & Drug Stores
Clicks Group	60,000	355,423	355,150	South Africa	1.4%

		2,171,780	2,558,049		10.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Annual Report May 31, 2013	23

Amana Developing World Fund: Schedule of Investments

Common Stocks — 79.0%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Energy

Exploration & Production
CNOOC ADS	2,500	$457,585	$434,600	China	1.7%

Integrated Oils
China Petroleum & Chemical ADS	800	69,678	81,448	China	0.3%
Petroleo Brasileiro ADS	18,000	426,661	319,860	Brazil	1.3%
Sasol ADS	6,500	316,702	288,470	South Africa	1.2%
		813,041	689,778		2.8%

		1,270,626	1,124,378		4.5%

Health Care

Cardiovascular Devices
Mindray Medical International ADS	10,000	329,043	410,200	China³	1.6%

Generic Pharmaceuticals
Aspen Pharmacare²	25,000	372,311	514,496	South Africa	2.1%
Dr. Reddy's Laboratories ADS	13,000	383,565	480,610	India	1.9%
Richter Gedeon	1,000	199,260	154,700	Hungary	0.6%
		955,136	1,149,806		4.6%

Health Care Facilities
Bangkok Dusit Medical Services	125,000	368,757	695,278	Thailand	2.8%
IHH Healthcare²	200,000	261,959	257,710	Malaysia	1.0%
KPJ Healthcare	220,000	270,186	461,599	Malaysia	1.9%
		900,902	1,414,587		5.7%

Specialty Pharmaceuticals
Genomma Lab Internacional²	160,000	352,081	339,327	Mexico	1.4%
Kalbe Farma	3,500,000	287,372	516,638	Indonesia	2.1%
Mead Johnson Nutrition	6,000	352,781	486,420	United States	1.9%
		992,234	1,342,385		5.4%

		3,177,315	4,316,978		17.3%

Industrials

Infrastructure Construction
Companhia de Concessoes Rodoviarias	32,000	192,106	288,953	Brazil	1.1%
Jasa Marga	500,000	309,264	340,781	Indonesia	1.4%

		501,370	629,734		2.5%

Materials

Agricultural Chemicals
Quimica y Minera de Chile ADS	6,000	333,494	278,580	Chile	1.1%

Base Metals
Anglo American ADR	15,000	241,582	171,900	South Africa³	0.7%
Freeport-McMoRan Copper & Gold	9,000	415,920	279,450	Indonesia³	1.1%
Southern Copper	11,000	380,053	342,650	Peru³	1.4%
		1,037,555	794,000		3.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

24	Annual Report May 31, 2013

Amana Developing World Fund: Schedule of Investments

Common Stocks — 79.0%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Materials (continued)

Cement & Aggregates
PT Semen	200,000	$176,538	$366,646	Indonesia	1.5%

Precious Metal Mining
Alamos Gold	32,500	500,025	471,159	Mexico³	1.9%
Gold Fields ADS	25,000	260,244	151,750	South Africa	0.6%
Impala Platinum ADR	16,000	343,235	165,120	South Africa	0.7%
Sibanye Gold ADS²	6,250	42,079	22,625	South Africa	0.1%
		1,145,583	810,654		3.3%

Raw Material Suppliers
Vale ADS	12,500	341,208	180,000	Brazil	0.7%

Steel Producers
Tenaris ADS	7,000	282,964	294,420	Argentina³	1.2%

		3,317,342	2,724,300		11.0%

Technology

Application Software
AutoNavi Holdings ADS²	20,000	253,168	239,600	China	1.0%

Computer Storage
Western Digital	9,000	363,962	569,880	China	2.3%

IT Services
Infosys ADS	8,000	425,121	334,000	India	1.3%

		1,042,251	1,143,480		4.6%

Utilities

Power Generation
Aboitiz Power	450,000	378,383	380,129	Philippines	1.5%
Companhia Paranaense de Energia-Copel ADS	5,000	90,684	77,850	Brazil	0.3%
		469,067	457,979		1.8%

Utility Networks
Enersis ADS	10,000	215,250	167,600	Chile	0.7%
Hong Kong & China Gas ADS	120,000	317,812	343,200	China	1.4%
Petronas Gas	40,000	250,970	274,720	Malaysia	1.1%
		784,032	785,520		3.2%

		1,253,099	1,243,499		5.0%

Total investments		$17,864,155	19,665,500		79.0%
Other assets (net of liabilities)			5,242,636		21.0%
Total assets			$24,908,136		100.0%
¹ Country of domicile unless otherwise indicated ² Non-Income producing security ³ Denotes a country or region of primary exposure ADS: American Depositary Share ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report May 31, 2013	25

Amana Developing World Fund

Statement of Assets and Liabilities
As of May 31, 2013

Assets
Investments in securities, at value (Cost $17,864,155)	$19,665,500
Cash	4,764,940
Receivable for Fund shares sold	419,367
Dividends	101,267
Total assets		24,951,074
Liabilities
Payable to affiliates	22,877
Accrued expenses	18,181
Accrued distribution fee	1,880
Total liabilities		42,938
Net assets		$24,908,136

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$23,700,676
Undistributed net investment income	89,952
Accumulated net realized loss	(683,195)
Unrealized net appreciation on investments and foreign currency	1,800,703
Net assets applicable to Fund shares outstanding		$24,908,136

Fund shares outstanding		2,276,980

Net asset value, offering and redemption price per share		$10.94

Statement of Operations
Year ended May 31, 2013

Investment income
Dividends (net of foreign taxes of $60,217)	$451,066
Miscellaneous income	48
Gross investment income		451,114
Expenses
Investment adviser fees	197,043
Distribution fees	51,854
Filing and registration fees	25,472
Shareowner servicing fees	14,135
Printing and postage	8,722
Retirement plan custodial fees	7,445
Custodian fees	6,962
Professional fees	6,503
Trustee fees	827
Other expenses	512
Chief Compliance Officer expenses	322
Total gross expenses	319,797
Less custodian fee credits	(6,962)
Net expenses		312,835
Net investment income		$138,279

Net realized loss from investments and foreign currency		$(242,839)
Net increase in unrealized appreciation on investments and foreign currency		2,064,454
Net gain on investments		$1,821,615

Net increase in net assets resulting from operations		$1,959,894

Countries (unaudited)

The accompanying notes are an integral part of these financial statements.

26	Annual Report May 31, 2013

Amana Developing World Fund

Statements of Changes in Net Assets	Year ended May 31, 2013	Year ended May 31, 2012
Increase (decrease) in net assets from operations:
From operations
Net investment income (loss)	$138,279	$(17,697)
Net realized loss on investments	(242,839)	(344,199)
Net increase (decrease) in unrealized appreciation	2,064,454	(1,222,032)
Net increase (decrease) in net assets	1,959,894	(1,583,928)
Distributions to shareholders from
Net investment income	-	(12,737)
Total distributions	-	(12,737)
Capital share transactions
Proceeds from sales of shares	8,373,705	6,811,087
Value of shares issued in reinvestment of dividends	-	12,663
Early redemption fees retained	326	3,948
Cost of shares redeemed	(3,498,897)	(2,996,458)
Net increase in net assets	4,875,134	3,831,240
Total increase in net assets	6,835,028	2,234,575

Net assets
Beginning of year	18,073,108	15,838,533
End of year	24,908,136	18,073,108

Accumulated investment income (loss)	$89,952	$(2,907)

Shares of the Fund sold and redeemed
Number of shares sold	781,899	656,980
Number of shares issued in reinvestment of dividends	-	1,261
Number of shares redeemed	(329,859)	(289,358)
Net increase in number of shares outstanding	452,040	368,883

Amana Developing World Fund	For year ended May 31,			Period ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2013	2012	2011	2010
Net asset value at beginning of year	$9.90	$10.88	$10.16	$10.00
Income from investment operations
Net investment income (loss)	0.06	(0.01)	(0.06)	(0.05)
Net gains (losses) on securities (both realized and unrealized)	0.98	(0.96)	0.78	0.21
Total from investment operations	1.04	(0.97)	0.72	0.16
Less Distributions
Dividends	-	(0.01)	-	-
Total Distributions	-	(0.01)	-	-
Paid-in capital from early redemption fees	0.00¹	0.00¹	0.00¹	0.00¹

Net asset value at end of year	$10.94	$9.90	$10.88	$10.16

Total return	10.51%	(8.94)%	7.09%	1.60%²

Ratios / supplemental data
Net assets ($000), end of year	$24,908	$18,073	$15,839	$9,096
Ratio of expenses to average net assets
Before custodian fee credits	1.54%	1.63%	1.61%	1.59%³
After custodian fee credits	1.51%	1.61%	1.60%	1.58%³
Ratio of net investment income (loss) after custodian fee credits to average net assets	0.67%	(0.10)%	(0.63)%	(1.14)%³
Portfolio turnover rate	4%	12%	2%	5%
¹ Amount is less than $0.01 ² Since Inception date 9/28/09, not annualized ³ Since Inception date 9/28/09, annualized

The accompanying notes are an integral part of these financial statements.

Annual Report May 31, 2013	27

Notes To Financial Statements

Note 1 — Organization

Amana Mutual Funds Trust (the "Trust") was established under Indiana law as a Business Trust on July 26, 1984. The Trust is registered as a no-load, open-end, diversified series management investment company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Three portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The investment objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles. Current income is its primary objective. The Growth Fund began operations on February 3, 1994. The investment objective of the Growth Fund is long-term capital growth, consistent with Islamic principles. The Developing World Fund began operations on September 28, 2009. The investment objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

Note 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-U.S. securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the NYSE is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. The Funds cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

28	Annual Report May 31, 2013

Notes To Financial Statements (continued)

Share Valuation Inputs as of May 31, 2013
Funds	Total	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Income Fund
Common Stocks	$1,380,839,879	$1,380,839,879	$-	$-
Halal Income	$5,261,275	$-	$5,261,275	$-
Total Assets	$1,386,101,154	$1,380,839,879	$5,261,275	$-

Growth Fund
Common Stocks	$2,113,033,331	$2,113,033,331	$-	$-
Total Assets	$2,113,033,331	$2,113,033,331	$-	$-

Developing World Fund
Common Stocks	$19,665,500	$10,871,284	$8,794,216	$-
Total Assets	$19,665,500	$10,871,284	$8,794,216	$-

During the year ended May 31, 2013, no Fund had transfers between Level 1 and Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table above is a summary of the inputs used as of May 31, 2013 in valuing the Funds' investments carried at value.

Derivative instruments and hedging activities:

The Funds have adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the year ended May 31, 2013, the Funds did not hold any derivative instruments.

Investment concentration:

The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles. Consequently, cash is held in non-interest-bearing deposits with the Funds' custodian or other banks. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk, requiring disclosure regardless of the degree of risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010 — 2012) or expected to be taken in the Funds' 2013 tax returns. The Funds identify their major tax jurisdiction as U.S. federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. These reclassifications were due to over-distribution and a net investment loss.

	Income Fund	Growth Fund	Developing World Fund
Undistributed net income	$(169,625)	$3,539	$(45,420)
Accumulated gains (losses)	$169,625	$(3,539)	$11,409
Paid in capital	$-	$-	$34,011

Distributions to shareowners:

Dividends from equity securities and distributions to shareowners, which are determined in accordance with income tax regulations, are recorded as income on the ex-dividend date.

Dividends and distributions are payable at the end of December and May. As a result of their investment strategies, the Growth and Developing World Funds do not expect to pay income dividends. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take dividends in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

Annual Report May 31, 2013	29

Notes To Financial Statements (continued)

financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Other:

The Funds record security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Note 3 — Transactions with Affiliated Persons

Under a contract approved annually by Amana's independent trustees, Saturna Capital provides investment advisory services and certain other administrative and distribution services and facilities required to conduct Trust business. For such services, each Fund pays an advisory fee of 0.95% on the first $500 million of a fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. For the year ended May 31, 2013, the Funds paid the following advisory fees to Saturna Capital:

	Income Fund	Growth Fund	Developing World Fund
Advisory fees	$11,504,926	$17,422,571	$197,043

Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Capital also acts as transfer agent for the Trust. Beginning October 1, 2012, Saturna voluntarily reduced the base transfer agency fee by 85%, from $1.65 to $0.25 per account per month. For the year ended May 31, 2013 the Funds paid the following transfer agent ("shareowner servicing") fees to Saturna Capital:

	Income Fund	Growth Fund	Developing World Fund
Shareowner Servicing fees	$331,991	$551,477	$14,135

Saturna Brokerage Services, Inc. ("SBS"), a subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average net assets of the Funds. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the year ended May 31, 2013, the Funds paid the following distribution fees to SBS:

	Income Fund	Growth Fund	Developing World Fund
Distribution (12b-1) fees	$3,334,975	$5,547,142	$51,854

For the year ended May 31, 2013, Saturna Capital spent $3,961,061 from additional resources of its own, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered "revenue sharing." Any such payments will not change the net asset value or the price of a Fund's shares.

SBS is the primary broker used to effect portfolio transactions for the Trust and currently executes portfolio transactions for the Trust for free (no commissions). Should any change occur in this policy, shareowners would be notified. Transactions effected through other brokers may be subject to a commission payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. For the year ended May 31, 2013, the Funds paid the following retirement plan custodial fees to STC:

	Income Fund	Growth Fund	Developing World Fund
Retirement plan custodial fees	$37,173	$54,594	$7,445

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital, Saturna Brokerage Services, and Saturna Trust Company. He is not compensated by the Trust. For the year ended May 31, 2013, the Trust incurred compensation expenses of $73,000, which is included in $163,629 of total expenses for the independent Trustees.

	Income Fund	Growth Fund	Developing World Fund
Trustee Fees	$28,907	$43,720	$373
Other Trustee expenses	$36,530	$53,645	$454

The officers of the Trust are paid by Saturna Capital, and not the Trust, except for the Chief Compliance Officer who is partially compensated by the Trust. For the year ended May 31, 2013, the Trust paid the following related to the expense of its Chief Compliance Officer:

	Income Fund	Growth Fund	Developing World Fund
Chief Compliance Officer	$23,420	$37,438	$322

On May 31, 2013, the trustees, officers, and their affiliates as a group owned 0.30% of the Income Fund's, 0.17% of the Growth Fund's, and 11.82% of the Developing World Fund's outstanding shares.

30	Annual Report May 31, 2013

Notes To Financial Statements (continued)

Note 4 — Distributions to Shareowners

The tax characteristics of distributions paid for the fiscal years ended May 31, 2013, and May 31, 2012, were as follows (note: short-term capital gains are considered ordinary income for federal tax purposes):

Income Fund	May 31, 2013	May 31, 2012
Ordinary income	$21,715,717	$20,092,368
Long-term capital gain¹	$-	$6,754,395

Growth Fund	May 31, 2013	May 31, 2012
Ordinary income²	$5,476,978	$863,127

Developing World Fund	May 31, 2013	May 31, 2012
Ordinary income²	$-	$12,737

¹ Long-term capital gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

² By policy, the Growth and Developing World Funds seek to avoid paying income dividends.

The cost basis of investments for federal income tax purposes at May 31, 2013, were as follows:

	Income Fund	Growth Fund	Developing World Fund
Cost of Investments	$921,942,729	$1,331,869,609	$17,864,155
Gross unrealized appreciation	$477,254,383	$822,607,580	$3,375,058
Gross unrealized depreciation	$(13,095,958)	$(41,443,858)	$(1,573,713)
Net unrealized appreciation	$464,158,425	$781,163,722	$1,801,345

As of May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Income Fund
Undistributed ordinary income	$94,917
Tax accumulated earnings	$94,917
Other accumulated losses	$(4,961,112)
Unrealized appreciation	$464,158,425
Total accumulated earnings	$459,292,230

Growth Fund
Undistributed ordinary income	$8,324,786
Tax accumulated earnings	$8,324,786
Accumulated capital losses	$(2,857,825)
Other accumulated losses	$(705,140)
Unrealized appreciation	$781,163,722
Total accumulated earnings	$785,925,543

Developing World Fund
Undistributed ordinary income	$103,663
Tax accumulated earnings	$103,663
Accumulated capital and other losses	$(480,134)
Other accumulated losses	$(216,772)
Unrealized appreciation	$1,801,345
Other unrealized losses	$(642)
Total accumulated earnings	$1,207,460

Note 5 — Federal Income Taxes

At May 31, 2013, the Funds had the following capital loss carryforwards, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund	Developing World Fund
Capital loss carryforwards expiring 2018	$-	$-	$-
Capital loss carryforwards expiring 2019	$-	$2,857,825	$19,458
Short-term loss carryforwards unlimited expiration	$-		$178,023
Long-term loss carryforwards unlimited expiration	$-	$-	$282,653
Post-October loss deferral¹	$4,961,112	$705,140	$216,772

¹ Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

	Income Fund	Growth Fund	Developing World Fund
Utilized capital loss carryforward expiring 2018	$-	$1,658,283	$-
Utilized capital loss carryforward expiring 2019	$-	$1,958,761	$-
Total capital loss carryforward utilized at May 31, 2013	$-	$3,617,044	$-

Note 6 — Investments

During the year ended May 31, 2013, the Funds purchased and sold the following amounts of securities.

	Purchases	Sales
Income Fund	$9,681,679	$44,886,430
Growth Fund	$13,503,481	$190,466,302
Developing World Fund	$7,341,801	$618,563

Note 7 — Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. For the year ended May 31, 2013, such reductions were as follows:

	Income Fund	Growth Fund	Developing World Fund
Custodian Fee Credits	$63,509	$104,195	$6,962

Note 8 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

Annual Report May 31, 2013	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Amana Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities of Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, each a series of Amana Mutual Funds Trust (the "Trust"), including the schedules of investments, as of May 31, 2013, and for the Amana Income Fund and Amana Growth Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended; and for the Amana Developing World Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period September 28, 2009 (commencement of operations) to May 31, 2010. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, as of May 31, 2013, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
July 16, 2013

(graphic omitted)
Tait, Weller & Baker LLP

32	Annual Report May 31, 2013

Expenses (unaudited)

All mutual funds have operating expenses. As an Amana Mutual Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Amana Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees related to Saturna Individual Retirement Accounts. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to May 31, 2013).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds also charge the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $25 per domestic bank wire, $35 per international bank wire, or overnight courier delivery charges.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not assess any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2012]	Ending Account Value [May 31, 2013]	Expenses Paid During Period	Annualized Expense Ratio
Income Fund
Actual	$1,000.00	$1,155.00	$6.23	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.84	1.16%

Growth Fund
Actual	$1,000.00	$1,094.50	$5.74	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54	1.10%

Developing World Fund
Actual	$1,000.00	$1,057.00	$7.49	1.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.34	1.46%

Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of December 1, 2012, through May 31, 2013), multiplied by the average account value over the period, multiplied by 182/365 to reflect the semi-annual period.

Annual Report May 31, 2013	33

Results of Special Shareowner Meeting (unaudited)

On July 16, 2013 (adjourned from the original date of May 2, 2013), shareowners of the Amana Mutual Funds Trust convened a special meeting. The meeting record date was February 21, 2013, when 117,869,472 shares were outstanding in the three Amana Funds.

At the meeting, two proposals were considered and approved. A description of each proposal and the voting results follow:

Proposal 1: Election of Trustees

All current Trustees were nominated and re-elected. The term of office of each Trustee is for the lifetime of the Trust or until death, resignation, retirement, removal, or non re-election by the shareowners. 106,697,490 shares were voted for election of the Trustees.

Nominee	For	Withheld
Talat M. Othman	101,534,430	5,163,061
Iqbal J. Unus	101,577,709	5,119,781
Miles K. Davis	101,883,490	4,814,000
M. Yaqub Mirza	101,634,561	5,062,929
Ronald H. Fielding	101,803,622	4,893,868
Nicholas F. Kaiser	98,852,446	7,845,044

Proposal 2: Approval of Agreements and Plans of Reorganization

To operate under uniform, modern and flexible governing laws and documents that should increase operating efficiency and flexibility, plans to reorganize the Trust from Indiana to Delaware were presented to shareowners. For the reorganization to occur, at least 50% of each Fund's shareowners needed to approve. With the majority approval of each Fund's shareowners, effective July 19, 2013 the Trust was reorganized as a Delaware Statutory Trust.

Income Fund
Oustanding Shares	For	Against	Abstain
36,716,767	19,212,470	722,028	1,306,642

Growth Fund
Oustanding Shares	For	Against	Abstain
79,161,321	40,159,928	1,195,266	2,151,552

Developing World Fund
Oustanding Shares	For	Against	Abstain
1,991,384	1,373,469	17,312	45,494

34	Annual Report May 31, 2013

Except for this legend, this page has been intentionally left blank.

Annual Report May 31, 2013	35

Trustees and Officers

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
INDEPENDENT TRUSTEES
(graphic omitted)	Talat M. Othman (77) 1300 N. State Street Bellingham, WA 98225	Chairman, Independent Trustee (since 2001); Executive Committee; Audit and Compliance Committee; Governance, Compensation and Nominations Committee; Three	Chairman, CEO, Grove Financial, Inc. (financial services)	None
(graphic omitted)	Iqbal J. Unus, PhD (69) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 1989); Governance, Compensation and Nominations Committee (Chairman); Three	Adviser, The Fairfax Institute at the International Institute of Islamic Thought	None
(graphic omitted)	Miles K. Davis, PhD (53) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 2008); Executive Committee; Audit and Compliance Committee; Three	Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business,
Shenandoah University;
			Associate Professor of Management/Director of the Institute for Entrepreneurship, Shenandoah University	None
(graphic omitted)	M. Yaqub Mirza, PhD (66) 1300 N. State Street Bellingham, WA 98225	Vice Chairman, Independent Trustee (since 2009); Independent Trustee (1987 to 2003); Chairman (2000 to 2003); Executive Committee (Chairman); Audit and Compliance Committee; Three	CEO, Sterling Management Group, Inc.	None
(graphic omitted)	Ronald H. Fielding MA, MBA, CFA (64) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 2012); Audit & Compliance Committee (Chairman, Financial Expert); Ten	Retired (2009); Senior Vice President & Portfolio Manager, OppenheimerFunds Rochester Division; Director, ICI Mutual Insurance Company	Saturna Investment Trust
INTERESTED TRUSTEE
(graphic omitted)	Nicholas F. Kaiser, CFA (67) 1300 N. State Street Bellingham, WA 98225	President and Trustee¹ (since 1989); Executive Committee; Governance, Compensation & Nominations Committee; Ten	Chairman, Saturna Capital Corporation (the Trust's investment adviser)	Saturna Investment Trust

36	Annual Report May 31, 2013

Trustees and Officers (continued)

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
OFFICERS WHO ARE NOT TRUSTEES
(graphic omitted)	Jane Carten MBA (38) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2012); N/A	President, Chief Executive Officer, and Director, Saturna Capital Corporation;	N/A
(graphic omitted)	Christopher R. Fankhauser (41) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A	Chief Operations Officer and Director, Saturna Capital Corporation;	N/A
(graphic omitted)	Ethel B. Bartolome (40) 1300 N. State Street Bellingham, WA 98225	Secretary¹ (since 2003); N/A	Corporate Administrator and Secretary, Saturna Capital Corporation	N/A
(graphic omitted)	Michael E. Lewis (51) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds; District Director, Seattle Office, Financial Industry Regulatory Authority (FINRA)	N/A

Term of Office: Trustees serve for the lifetime of the Trust or until death, resignation, retirement, removal, or non re-election by the shareowners. Officers serve one-year terms subject to annual reappointment by the Trustees.

Amana's Statement of Additional Information, available without charge by calling Saturna Capital Corporation at 800/SATURNA, includes additional information about Trustees. As of May 31, 2013, officers and trustees (plus affiliated entities, such as Saturna Capital Corporation), as a group, owned 0.30%, 0.17% and 11.82% of the outstanding shares of the Income Fund, Growth Fund, and Developing World Fund, respectively.

During the year ended May 31, 2013, the Independent Trustees were each paid by the Trust: (1) $8,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $500 per quarter for serving as chairman of the board or any committee. As of May 31, 2013, all Trustees owned shares in one or more Amana Funds.

Mr. Kaiser is an Interested Trustee by reason of his positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Trust's portfolios. He is paid by Saturna Capital a salary, plus a bonus for each month an Amana portfolio earns a 4 or 5 star rating from Morningstar (see pages 2 and 4). The officers are paid by Saturna Capital and not the Trust. As of May 31, 2013, all Saturna Capital employees listed above as officers owned shares in one or more of the Amana funds, with Mr. Kaiser owning (directly or indirectly) over $8 million.

¹ Holds the same position with Saturna Investment Trust.

Annual Report May 31, 2013	37

Availability of Quarterly Portfolio Information

  The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Funds' Forms N-Q are available on the SEC's website at www.sec.gov.
  The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.
  The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com.

Availability of Proxy Voting Information

  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.
  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 888/73-AMANA or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 888/73-AMANA or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

38	Annual Report May 31, 2013

Privacy Statement

At Saturna Capital and the Amana Mutual Funds Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain non-public information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800/SATURNA (1-800-728-8762).

Annual Report May 31, 2013	39

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.

1300 N. State Street
Bellingham, WA 98225
1-800/728-8762
Daily prices at 1-888/73-AMANA
www.amanafunds.com

Investment Adviser, Administrator, and Transfer Agent	Saturna Capital Corporation Bellingham, WA
Custodian	Bank of New York Mellon Brooklyn, NY
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
Legal Counsel	K & L Gates LLP Washington, DC

This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

2. Code of Ethics

Registrant has adopted a code of ethics, which is included with this submission as Exhibit (a)(1) and posted on the Funds' Internet website at www.amanafunds.com. Requests may also be made via telephone at 1-800/728-8762, and will be processed within one business day of receiving such request.

3. Audit Committee Financial Expert

(a)(1)(i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust shall have at least one audit committee financial expert serving on its Audit & Compliance Committee.

(a)(2) Mr. Ron Fielding, independent Trustee (as defined for investment companies), presently serves as financial expert.

4. Principal Accountant Fees and Services

(a) Audit Fees

For the fiscal years ending May 31, 2012, and 2013, the aggregate audit fees billed for professional services rendered by the principal accountant were $56,000 and $58,800, respectively.

(b) Audit-Related Fees

There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending May 31, 2012, and 2013.

(c) Tax Fees

For the fiscal years ending May 31, 2012 and 2013, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $10,200 and $10,700 respectively.

(d) All Other Fees

There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2012, and 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The following is an excerpt from the Amana Mutual Funds Trust Audit & Compliance Committee Charter:

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e)(2) Percentages of Services

One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate non-audit fees

For the fiscal years ending May 31, 2012, and 2013, the aggregate non-audit fees billed for professional tax preparation services rendered by the principal accountant to Amana Mutual Funds Trust were $10,200 and $10,700 respectively. For the fiscal years ending June 30, 2012, and 2013, the aggregate non-audit fees billed for professional tax preparation services rendered by the principal accountant to Saturna Capital Corporation (and subsidiaries), the investment adviser and distributor for Amana Mutual Funds Trust, were not material and not specified separately.

(h) Not applicable.

5. Audit Committee of Listed Registrants

Not applicable.

6. Investments

The schedule of Investments is fully answered in Item 1.

7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

10. Submission of Matters to a Vote of Security Holders

Not applicable.

11. Controls and Procedures

Internal control over financial reporting is under the supervision of the principal executive and financial officers. On June 11, 2013, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

12. Exhibits

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:

/s/ Nicholas Kaiser
President
July 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser
President
July 19, 2013

By:

/s/ Christopher Fankhauser
Treasurer
July 19, 2013